                  ***CHAMPION HOME EQUITY LOAN TRUST 1996-2***
                              COMPUTATIONAL MATERIAL

                                    [LETTER HEAD]

               STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

CHAMPION HOME EQUITY LOAN TRUST 1996-2
Information Relating to the Certificates (PAGE 1 OF 3)

TRANSACTION SUMMARY (a), (b), (c)


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             ESTIMATED   ESTIMATED       ESTIMATED
                                                             ESTIMATED       MODIFIED    PRINCIPAL       PRINCIPAL     EXPECTED
                  APPROXIMATE        LOAN                       WAL          DURATION     LOCKOUT         WINDOW        RATINGS
CERTIFICATE          SIZE            GROUP       COUPON       (YEARS)         (YEARS)    (MONTHS)        (MONTHS)    (MOODY'S/S&P)
- ------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1        $ 21,712,000          I          Fixed         1.10           1.02        none             23       Aaa/AAA (d)
CLASS A-2        $ 22,699,000          I          Fixed         3.10           2.69          22             33       Aaa/AAA (d)
CLASS A-3        $ 20,589,000          I          Fixed         7.77           5.47          54            128       Aaa/AAA (d)
CLASS A-4        $ 35,000,000         II            Adj         3.67           2.96        none            108       Aaa/AAA (d)
- ------------------------------------------------------------------------------------------------------------------------------------

NOTES:    (a)  Loan Group I:  Fixed Rate Home Equity Loans
               Loan Group II: 1-year CMT Indexed Home Equity Loans

          (b)  Loan Group I:  100% Prepayment Assumption: 4.0% CPR in month 0, and an additional 1.286% per annum in each month thereafter until month 14. On and after month 14, 22% CPR.
               Loan Group II: 100% Prepayment Assumption: 20% CPR.

          (c) Class A-4 is expected to be priced to the 10% clean-up call. All of the other Classes will be priced to maturity.

          (d)  CapMAC surety bond.


CLASS A-1 (TO MATURITY)

- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            11%          16.5%            22%          27.5%           33%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     5.68           1.68           1.31           1.10           0.96          0.87
MODIFIED DURATION (YEARS)                4.40           1.53           1.21           1.02           0.90          0.81
FIRST PRINCIPAL PAYMENT               6/25/96        6/25/96        6/25/96        6/25/96        6/25/96       6/25/96
LAST PRINCIPAL PAYMENT                8/25/06        8/25/99       10/25/98        4/25/98        1/25/98      10/25/97
PRINCIPAL LOCKOUT (MONTHS)               none           none           none           NONE           none          none
PRINCIPAL WINDOW (MONTHS)                 123             39             29             23             20            17
ILLUSTRATIVE YIELD @ PAR (30/360)      6.652%         6.463%         6.386%         6.320%         6.261%        6.208%
- ------------------------------------------------------------------------------------------------------------------------------------

CLASS A-2 (TO MATURITY)

- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            11%          16.5%            22%          27.5%           33%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    13.41           5.34           3.92           3.10           2.58          2.21
MODIFIED DURATION (YEARS)                8.38           4.27           3.30           2.69           2.27          1.98
FIRST PRINCIPAL PAYMENT               8/25/06        8/25/99       10/25/98        4/25/98        1/25/98      10/25/97
LAST PRINCIPAL PAYMENT                4/25/11        4/25/04        3/25/02       12/25/00        2/25/00       7/25/99
PRINCIPAL LOCKOUT (MONTHS)                122             38             28             22             19            16
PRINCIPAL WINDOW (MONTHS)                  57             57             42             33             26            22
ILLUSTRATIVE YIELD @ PAR (30/360)      7.139%         7.085%         7.052%         7.020%         6.988%        6.957%
- ------------------------------------------------------------------------------------------------------------------------------------


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1996-2
Information Relating to the Certificates (PAGE 2 OF 3)


CLASS A-3 (TO MATURITY)

- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            11%          16.5%            22%          27.5%           33%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    17.30          12.11           9.63           7.77           6.39          5.36
MODIFIED DURATION (YEARS)                9.02           7.42           6.37           5.47           4.73          4.14
FIRST PRINCIPAL PAYMENT               4/25/11        4/25/04        3/25/02       12/25/00        2/25/00       7/25/99
LAST PRINCIPAL PAYMENT                7/25/25        2/25/16       11/25/13        7/25/11       12/25/10      10/25/08
PRINCIPAL LOCKOUT (MONTHS)                178             94             69             54             44            37
PRINCIPAL WINDOW (MONTHS)                 172            143            141            128            131           112
ILLUSTRATIVE YIELD @ PAR (30/360)      8.014%         8.001%         7.990%         7.976%         7.961%        7.945%
- ------------------------------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO MATURITY)

- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            10%            15%            20%            25%           30%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    17.23           7.36           5.32           4.06           3.22          2.64
MODIFIED DURATION (YEARS)                8.88           4.87           3.85           3.13           2.61          2.21
FIRST PRINCIPAL PAYMENT               6/25/96        6/25/96        6/25/96        6/25/96        6/25/96       6/25/96
LAST PRINCIPAL PAYMENT               10/25/21       12/25/20        7/25/19        7/25/16        4/25/13       6/25/10
PRINCIPAL LOCKOUT (MONTHS)               none           none           none           NONE           none          none
PRINCIPAL WINDOW (MONTHS)                 305            295            278            242            203           169
- ------------------------------------------------------------------------------------------------------------------------------------


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1996-2
Information Relating to the Certificates (PAGE 3 OF 3)


            SELECTED CERTIFICATES AMORTIZED TO THE 10% CLEAN-UP CALL


CLASS A-3 (TO CALL)


- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            11%          16.5%            22%          27.5%           33%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    16.99          11.91           9.05           7.09           5.79          4.84
MODIFIED DURATION (YEARS)                8.98           7.37           6.17           5.19           4.45          3.86
FIRST PRINCIPAL PAYMENT               4/25/11        4/25/04        3/25/02       12/25/00        2/25/00       7/25/99
LAST PRINCIPAL PAYMENT                5/25/19        4/25/11       12/25/07        5/25/05        9/25/03       6/25/02
PRINCIPAL LOCKOUT (MONTHS)                178             94             69             54             44            37
PRINCIPAL WINDOW (MONTHS)                  98             85             70             54             44            36
ILLUSTRATIVE YIELD @ PAR (30/360)      8.014%         8.001%         7.987%         7.971%         7.954%        7.936%
- ------------------------------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO CALL)


- ------------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%            50%            75%           100%           125%          150%
RAMP TO                                    0%            10%            15%            20%            25%           30%
- ------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    16.99           6.77           4.85           3.67           2.93          2.40
MODIFIED DURATION (YEARS)                8.84           4.71           3.68           2.96           2.46          2.08
FIRST PRINCIPAL PAYMENT               6/25/96        6/25/96        6/25/96        6/25/96        6/25/96       6/25/96
LAST PRINCIPAL PAYMENT                5/25/19        4/25/11       12/25/07        5/25/05        9/25/03       6/25/02
PRINCIPAL LOCKOUT (MONTHS)               none           none           none           NONE           none          none
PRINCIPAL WINDOW (MONTHS)                 276            179            139            108             88            73
- ------------------------------------------------------------------------------------------------------------------------------------


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1996-2
INFORMATION RELATING TO THE COLLATERAL (PAGE 1 OF 2)

                   LOAN GROUP I (FIXED RATE HOME EQUITY LOANS)
   PRELIMINARY CHARACTERISTICS OF THE INITIAL LOAN GROUP I LOANS AS OF 5/1/96


TOTAL NUMBER OF LOANS:                                      714
TOTAL OUTSTANDING LOAN BALANCE:                     $45,592,441
       BALLOON (% OF TOTAL):                              29.08%
       LEVEL PAY (% OF TOTAL):                            70.92%
AVERAGE LOAN PRINCIPAL BALANCE:                          $63,855                ($9,728 TO $455,000)
WEIGHTED AVERAGE CLTV:                                    65.17%                (5.75% TO 100.00%)
WEIGHTED AVERAGE COUPON:                                 10.186%                (7.250% TO 16.990%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)         205                (59 TO 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                           1                (0 TO 7)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                     206                (60 TO 360)
RANGE OF ORIGINAL TERMS:                                     LEVEL PAY                    BALLOONS
                                                  --------------------------    ----------------------
                                                      1 - 60:      0.75%         121 - 180:    29.08%
                                                     61 - 120:     7.67%
                                                    121 - 180:     29.57%
                                                    181 - 240:     23.39%
                                                    301 - 360:      9.55%

LIEN POSITION:                     1st Lien:            73.51%
                                   2nd Lien:            26.49%

PROPERTY TYPE:
                          Single Family Detached:       76.61%
                              Two to Four Family:       11.79%
                          Single Family Attached:        8.33%
                           Condominium/Townhouse:        2.24%
                                           Other:        1.03%

OCCUPANCY STATUS:
                                  Owner Occupied:       94.25%
                              Non-Owner Occupied:        5.75%

GEOGRAPHIC DISTRIBUTION:                                   NJ:       41.27%            CT:        1.17%
                                                           NY:       37.77%            DE:        0.80%
                                                           PA:       12.50%            VA:        0.68%
                                                           MD:        5.82%



- --------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
  BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
- --------------------------------------------------------------------------------

CHAMPION HOME EQUITY LOAN TRUST 1996-2
INFORMATION RELATING TO THE COLLATERAL (PAGE 2 OF 2)

                LOAN GROUP II (ADJUSTABLE RATE HOME EQUITY LOANS)
   PRELIMINARY CHARACTERISTICS OF THE INITIAL LOAN GROUP II LOANS AS OF 5/1/96


TOTAL NUMBER OF LOANS:                                      420
TOTAL OUTSTANDING LOAN BALANCE:                     $30,159,065
AVERAGE LOAN PRINCIPAL BALANCE:                         $71,807                 ($9,954 TO $414,676)
WEIGHTED AVERAGE COMBINED LTV:                            67.83%                (6.03% TO 80.00%)
WEIGHTED AVERAGE CURRENT COUPON:                          8.654%                (7.125% TO 11.990%)
WEIGHTED AVERAGE MARGIN:                                  5.541%                (4.350% TO 8.625%)
WEIGHTED AVERAGE LIFETIME CAP:                           14.654%                (13.125% TO 17.990%)
WEIGHTED AVERAGE LIFETIME FLOOR:                          8.654%                (7.125% TO 11.990%)
WEIGHTED AVERAGE PERIODIC CAP:                            2.000%                (2.000%)
WEIGHTED AVERAGE NEXT CHANGE DATE (MONTHS):                   11                (10 TO 12)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)         301                (119 TO 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                           1                (0 TO 2)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                     302                (120 TO 360)
RANGE OF ORIGINAL TERMS:                                     LEVEL PAY
                                                  --------------------------
                                                      Up to 180:    32.30%
                                                      181 - 360:    67.70%

LIEN POSITION:                          1st Lien:         85.32%
                                        2nd Lien:         14.68%

PROPERTY TYPE:
                              Single Family Detached:     79.17%
                                  Two to Four Family:     11.41%
                              Single Family Attached:      7.82%
                               Condominium/Townhouse:      1.29%
                                           Mixed Use:      0.31%

OCCUPANCY STATUS:
                                      Owner Occupied:     97.39%
                                  Non-Owner Occupied:      2.61%

GEOGRAPHIC DISTRIBUTION:                                     NJ:       40.61%            CT:        2.28%
                                                             NY:       33.97%            DE:        0.80%
                                                             PA:       17.06%            DC:        0.19%
                                                             MD:        4.99%            VA:        0.09%




- --------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
  BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
- --------------------------------------------------------------------------------